Exhibit 10.1

FIRST AMENDMENT TO

EMPLOYMENT AGREEMENT

This First Amendment to the Employment Agreement defined below (this “Amendment”), dated effective as of March 22, 2021 (the “Amendment Date”), is made by and between CKX Lands, Inc. (the “Company”) and William Gray Stream (the “Executive”).

RECITALS

A.         WHEREAS, the Company and Executive are parties to an Executive Employment Agreement, effective July 15, 2020 (the “Employment Agreement”) and

B.         WHEREAS, the Company and Executive desire to amend Exhibit A to the Employment Agreement, as set forth in this Amendment.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and in the Employment Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined shall have their respective meanings as set forth in the Employment Agreement.

2.    Exhibit. Exhibit A of the Employment Agreement is hereby amended as follows:

(i)	In Paragraph 6 of Exhibit A, “70%” shall be replaced with “78.5%”.

(ii)	In Paragraph 6 of Exhibit A, “30%” shall be replaced with “21.5%”.

(iii)	In Paragraph 8(a) of Exhibit A, “$9.50 for at least three consecutive trading days” shall be replaced with “$10.00 for at least ten consecutive trading days”.

(iv)	In Paragraph 8(b) of Exhibit A, “9.50 for at least three consecutive trading days” shall be replaced with “$10.00 for at least ten consecutive trading days”.

(v)	In Paragraph 8(c) of Exhibit A, “9.50 for at least three consecutive trading days” shall be replaced with “$10.00 for at least ten consecutive trading days”.

(vi)	In Paragraph 8(d) of Exhibit A, “$10.50 for at least three consecutive trading days” shall be replaced with “$11.00 for at least ten consecutive trading days”.

(vii)	In Paragraph 8(e) of Exhibit A, “$11.50 for at least three consecutive trading days” shall be replaced with “$12.00 for at least ten consecutive trading days”.

(viii)	In Paragraph 8(f) of Exhibit A, “three consecutive trading days” shall be replaced with “ten consecutive trading days”.

(ix)	In Paragraph 8(g) of Exhibit A, “three consecutive trading days” shall be replaced with “ten consecutive trading days”.

3.    Continuing Effectiveness. Except as expressly modified by this Amendment, the Employment Agreement shall continue in full force and effect.

4.    Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart signature page by facsimile or electronic transmittal (PDF) is as effective as executing and delivering this Amendment in the presence of the other parties to this Amendment.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the Amendment Date set forth above.

CKX LANDS, INC.

By:	/s/ Lee W. Boyer

Lee W. Boyer, Secretary

EXECUTIVE:

/s/ William Gray Stream

Name: William Gray Stream